SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004
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                           James Monroe Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

   Virginia                         000-32641                    54-1941875
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(State or other                    Commission                 (I.R.S. Employer
 jurisdiction of                   File Number               Identification No.)
 incorporation)


                3033 Wilson Boulevard, Arlington, Virginia 22201
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 703.524.8100
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99       Press Release dated May 3, 2004

Item 9.  Regulation FD Disclosure

On May 3, 2004, James Monroe Bancorp, Inc. issued the press release attached hereto as exhibit 99, announcing a three for two stock split in respect of its common stock in the form of a 50% stock dividend, payable on June 1, 2004 to holders of record as of May 14, 2004.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JAMES MONROE BANCORP, INC.

                                             By: /s/ Richard I. Linhart
                                                 ------------------------------
                                                 Richard I Linhart
                                                 Executive Vice President,
                                                 Chief Operating and Financial
                                                    Officer


Dated: May 3, 2004